UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

J.CREW GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32927

Delaware	22-2894486
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

212-209-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On February 1, 2011, J.Crew Group, Inc, a Delaware corporation (the “Company” or “J.Crew”) issued the following statement:

“J.Crew said today that the memorandum of understanding with the Delaware plaintiffs announced on January 18th is a binding agreement and the company will challenge any attempt to change or revoke it. J.Crew said it has honored its obligations under the agreement, including by extending the go-shop period until February 15th. The agreement, subject to court approval, settles the putative class action lawsuit pending in Delaware chancery court against the Company and others in connection with the proposed acquisition of J.Crew by affiliates of TPG Capital, L.P. and Leonard Green & Partners, L.P. The Company said it intended to move forward with its planned shareholder vote on March 1.”

Also on February 1, 2011, the Company and the other defendants in In re J.Crew Group, Inc. Shareholders Litigation, C.A. No. 6043 (the “Consolidated Delaware Action”) submitted a letter (the “February 1 Letter”) to the Court of Chancery of the State of Delaware responding to the letter submitted by plaintiffs in the Consolidated Delaware Action (the “January 31 Plaintiff Letter”) that alleged breach by the defendants of the terms of the previously announced Memorandum of Understanding, dated January 16, 2011 (the “Memorandum of Understanding”). That Memorandum of Understanding contemplated, among other things, payment of $10 million to be made to a class of J.Crew shareholders (the class to be defined in the settlement proceedings), under the circumstances described therein. In the January 31 Plaintiff Letter, the plaintiffs stated that they were no longer willing to pursue a settlement in accordance with the Memorandum of Understanding.

In the February 1 Letter, the Company and the other defendants reaffirmed their commitment to move forward with the settlement process and stated their intent to file a motion to dismiss the Consolidated Delaware Action on the basis that there is a binding agreement to settle the claims that were or could have been asserted in the Consolidated Delaware Action. In addition, as the defendants indicate in the February 1 Letter, the defendants believe that they (i) have honored fully their obligations due under the Memorandum of Understanding to date, including by entering into Amendment No. 1 to the Agreement and Plan of Merger, dated January 18, 2011, which amends the Agreement and Plan of Merger by and among the Company, Chinos Holdings, Inc. and Chinos Acquisition Corporation, dated November 23, 2010, to implement certain terms of the Memorandum of Understanding, including, among other things, the extension of the “go shop” period by 31 days through February 15, 2011 and (ii) have taken the necessary steps to honor any remaining obligations under the Memorandum of Understanding.

Copies of the January 31 Plaintiff Letter and the February 1 Letter are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are each incorporated herein by reference. The foregoing description of the January 31 Plaintiff Letter and the February 1 Letter does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.1 and 99.2 hereto.

Forward-Looking Statements:

Certain statements herein are forward-looking statements. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including the strength of the economy, changes in the overall level of consumer spending or preferences in apparel, our ability to compete with other retailers, the parties’ ability to consummate the proposed transaction on the contemplated timeline, the performance of the Company’s products within the prevailing retail environment, our strategy and expansion plans, systems upgrades, reliance on key personnel, trade restrictions, political or financial instability in countries where the Company’s goods are manufactured, postal rate increases, paper and printing costs, availability of suitable store locations at appropriate terms and other factors which are set forth in the Company’s Form 10-K and in all filings with the Securities and Exchange Commission made by the Company subsequent to the filing of the Form 10-K. The Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It:

In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission and mailed to its security holders a definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED OR FURNISHED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE DEFINITIVE PROXY STATEMENT, BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished to the Securities and Exchange Commission by the Company at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.jcrew.com and then clicking on the “Investor Relations” link and then the “SEC Filings” link. The definitive proxy statement and other relevant materials may also be obtained for free from J.Crew Group, Inc. by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500. The contents of the websites referenced above are not deemed to be incorporated by reference into the definitive proxy statement.

Participants in Solicitation:

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation is set forth in J.Crew Group, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the proposed transaction. Each of these documents is available free of charge at the Securities and Exchange Commission’s website at www.sec.gov and from the Company at http://www.jcrew.com, and then clicking on the “Investor Relations” link and then the “SEC Filings” link or by directing such request to J.Crew Group, Inc., 770 Broadway, New York, New York 10003; or (212) 209-2500.

Item 9.01 Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Letter to the Court of Chancery of the State of Delaware from plaintiffs, dated January 31, 2011.

99.2	Letter to the Court of Chancery of the State of Delaware from defendants, dated February 1, 2011.

[Remainder of page intentionally left blank; signatures on following page.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Chief Administrative Officer and Chief Financial Officer

Dated: February 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to the Court of Chancery of the State of Delaware from plaintiffs, dated January 31, 2011.

99.2	Letter to the Court of Chancery of the State of Delaware from defendants, dated February 1, 2011.

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